                                                                    Exhibit 10.2

                                                                  EXECUTION COPY
                                                                  --------------


          INDEMNIFICATION AGREEMENT (the "Indemnification Agreement" or the
                                          -------------------------
"Agreement"), dated January 18, 2001, by and among MBIA INSURANCE CORPORATION
 ---------
("MBIA"), CARMAX AUTO SUPERSTORES, INC., as seller (the "Seller"), POOLED AUTO
 -----                                                   ------
SECURITIES SHELF LLC (the "Depositor"), FIRST UNION CORPORATION ("First Union
                           ---------                              -----------
Corp.") and FIRST UNION SECURITIES, INC. ("First Union Securities").
-----                                      ----------------------

          The Depositor is the originator of the CarMax Auto Owner Trust 2001-1 (the "Trust") consisting of a pool of motor vehicle installment sales contracts
      -----
and certain other assets and rights as described in that certain Amended and Restated Trust Agreement dated as of January 1, 2001 (the "Trust Agreement")
                                                           ---------------
among the Depositor and Wilmington Trust Company, as owner trustee (the "Owner
                                                                         -----
Trustee").
-------

          The Depositor has agreed to sell to the underwriters (the

"Underwriters") listed in Schedule A to the Underwriting Agreement, dated as of
 ------------
January 18, 2001 (the "Underwriting Agreement"), between the Depositor and First
                       ----------------------
Union Securities, as representative of the several Underwriters (the

"Representative"), the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes
 --------------
and the Class A-4 Notes (collectively the "Notes") and certain certificates
                                           -----
evidencing undivided fractional interests in the Trust (the "Certificates") (the
                                                             ------------
Notes and the Certificates, collectively the "Securities").  The Securities are
                                              ----------
secured by the assets of the Trust.

          In anticipation of the public offering and sale of the Securities, the Depositor as registrant on behalf of the Trust, filed with the Securities and Exchange Commission (the "Commission") a registration statement No. 333-45546
                          ----------
and certain amendments thereto on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act") of the Securities. The
                                         ---
registration statement, including exhibits and all amendments thereto, in the form in which it became effective under the Act on December 20, 2000 (the
 "Effective Date"), is referred to herein as the "Registration Statement".  The
  --------------                                  ----------------------
prospectus supplement dated January 18, 2001 (the "Prospectus Supplement"),
                                                   ---------------------
supplementing the Prospectus dated January 18, 2001 (the "Prospectus"), in the
                                                          ----------
form in which it was filed with the Commission pursuant to Rule 424(b), together with the Registration Statement are referred to herein as the "Offering
                                                               --------
Documents".
---------

          First Union Corp. is the indirect beneficial owner of the Depositor and direct beneficial owner of First Union Securities.

          MBIA is authorized to transact a financial guaranty insurance business in the State of New York and has agreed to issue to the Indenture Trustee a financial guaranty insurance policy (the "Policy") for the benefit of the
                                           ------
holders of the Securities.

          MBIA provided certain information and financial statements to the Depositor for inclusion in or incorporation by reference into the Prospectus Supplement. Such information and financial statements are presented under the caption "Description of the Insurer" in the Prospectus Supplement or incorporated by reference therein. Such information, to the extent included in the Prospectus Supplement or incorporated by reference therein, is referred to herein as the "MBIA Information". MBIA reviewed the Prospectus Supplement and
               ----------------
approved the presentation of the MBIA Information therein.

          Capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in the Prospectus Supplement.

          For good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   MBIA Agreements and Representations. MBIA agrees and represents
               -----------------------------------
as follows:

               (a) MBIA is a duly incorporated and validly existing New York domiciled stock insurance company which is licensed, under the laws of the State of New York, to write financial guarantee insurance and is in good standing, qualified or licensed to do business in all other jurisdictions in which such good standing, qualification or licensing is necessary, except for any state where failure to be so qualified, licensed or in good standing would not materially and adversely affect MBIA's ability to perform its obligations under the Policy.

               (b) MBIA has the corporate power and authority to issue the Policy and execute and deliver this Agreement and the Insurance Agreement and to perform all its obligations hereunder and thereunder.

               (c) The issuance of the Policy and the execution, delivery and performance of this Agreement and the Insurance Agreement have been duly authorized by all necessary action (corporate and other). No further approvals or filings of any kind (other than filing of the Policy with the Superintendent of Insurance of the New York State Insurance Department within 30 days following the issuance of the Policy), including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of MBIA's board of directors or stockholders, are necessary for the Policy to constitute the legal, valid and binding obligation of MBIA.

               (d) The Policy, when issued and, assuming due authorization, execution and delivery of this Agreement by the parties hereto (other than MBIA), this Agreement and the Insurance Agreement, will constitute the legal, valid and binding obligations of MBIA, enforceable in accordance with their respective terms, subject, as to the enforcement of remedies, to
     (a) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to general principles of equity, in the event of such an occurrence with respect to MBIA; (b) the qualification that the remedy of specific performance may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought; and (c) the enforceability of rights to indemnification under this Agreement which may be subject to limitations of public policy under applicable securities laws.

               (e) The MBIA Information in the Prospectus Supplement on the date thereof did not, and on January 25, 2001 (the "Closing Date"), will
                                                         ------------
     not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (f) The Policy and any amendments thereto shall be filed with the Superintendent of the New York State Insurance Department within 30 days of their use, if not previously so filed.

               (g) There are no actions, suits, proceedings or investigations pending or, to the best of MBIA's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy or the Insurance Agreement.

               (h) The consolidated financial statements of MBIA, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the three years in the period ended December 31, 1999 incorporated by reference in the Prospectus Supplement (the "MBIA Audited Financial Statements"), present fairly in all material
           ---------------------------------
     respects the financial condition of MBIA and its subsidiaries as of such date and for the period covered by such statements in accordance with generally accepted accounting principals consistently applied. The consolidated financial statements of MBIA and its subsidiaries as of September 30, 2000 and for the nine month periods ending September 30, 2000 and September 30, 1999 incorporated by reference in the Prospectus Supplement (the "MBIA Unaudited Financial Statements" and, collectively
                      -----------------------------------
     with the MBIA Audited Financial Statements, the "MBIA Financial
                                                      --------------
     Statements") present fairly in all material respects the financial
     ----------
     condition of MBIA and its subsidiaries as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the MBIA Audited Financial Statements, and, since September 30, 2000, there has been no material change in such financial condition of MBIA which would materially and adversely affect the ability of MBIA to perform its obligations under the Policy.

          2.   Underwriters' Agreement and Representations.
               -------------------------------------------

               (a) Each of the Underwriters agrees and represents, with respect to the offering of the Securities, that no Underwriter will use any offering materials other than the Prospectus, or any supplement thereto, including without limitation the Prospectus Supplement unless such revised offering materials include such information relating to MBIA as is reasonably required under the Act and the rules and regulations promulgated by the Commission thereunder, which information has been furnished by MBIA for inclusion therein and has been approved by MBIA in writing, such approval not to be unreasonably withheld.

               (b) Each of the Underwriters agrees and represents that the statements in the Prospectus and Prospectus Supplement were made in reliance upon and in conformity with the Underwriting Information (as defined in Section 5(c) below), it being acknowledged that the Underwriting Information on the date of the Prospectus Supplement did not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.   Depositor's Representations and Warranties. The Depositor
               ------------------------------------------
represents and warrants the following:

               (a) The Registration Statement has been filed with, and has been declared effective by, the Commission and the Prospectus and the Prospectus Supplement have been filed with the Commission.

               (b) Except for the MBIA Information, the Underwriting Information (as defined in Section 5(c) below) and the Seller Information (as defined in Section 5(b) below), (i) the Registration Statement on the Effective Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) neither the Prospectus nor the Prospectus Supplement on the date thereof did, and on the Closing Date neither the Prospectus nor the Prospectus Supplement will, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (c) As of the Closing Date, the Depositor's representations and warranties contained in the Trust Agreement and the Sale and Servicing Agreement are true and correct in all material respects.

          4.   Seller's Representations and Warranties. The Seller represents
               ---------------------------------------
and warrants the following:

               (a)  With respect to the Seller Information, as defined in
     Section 5(b) below, neither the Prospectus nor the Prospectus Supplement on the date thereof did, and on the Closing Date neither the Prospectus nor the Prospectus Supplement will, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) As of the Closing Date, the Seller's representations and warranties contained in the Sale and Servicing Agreement are true and correct in all material respects.

          5.   Indemnification and Contribution.
               --------------------------------

               (a) MBIA agrees to indemnify and hold harmless each of the Seller, the Depositor, First Union Corp. and each Underwriter against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any other Federal or
                                            ------------
     state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the MBIA Information included in or incorporated by reference in the Prospectus Supplement, or, to the extent approved by MBIA in writing, in any amendment or supplement to the Prospectus or the Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which MBIA may otherwise have.

               (b) The Seller agrees to indemnify and hold harmless MBIA against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement under the headings "Summary-Seller and Servicer", "Risk Factors-Geographic Concentration May Result in More Risk to You", "The Receivables Pool" and "The Seller" and the information set forth in the Prospectus under the heading "Material Legal Issues Relating to the Receivables" (collectively, the "Seller Information"),
                                                      ------------------
     included in the Prospectus, or in any amendment thereof or supplement thereto or in the Prospectus Supplement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Seller Information a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

               (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless MBIA against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the second, fourth, fifth and eleventh paragraphs under the heading "Underwriting" (the "Underwriting
                                                                ------------
     Information"), included in the Prospectus Supplement, or in any amendment
     -----------
     or supplement to the Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state in the Underwriting Information a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

               (d) As an inducement to MBIA to issue the Policy and to enter into and facilitate the transactions contemplated hereby, First Union Corp. agrees to indemnify and hold harmless MBIA against any and all losses, claims, damages or liabilities, joint or several, to which it may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, as incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereof or supplement thereto, or in the Prospectus, or in any amendment thereof or supplement thereto or in the Prospectus Supplement, or in any amendment thereof or supplement thereto, or arise out of or are based upon, in the case of the Registration Statement, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of the Prospectus or the Prospectus Supplement, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that First Union Corp. will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the MBIA Information, the Underwriting Information or the Seller Information. This indemnity agreement will be in addition to any liability which First Union Corp. may otherwise have.

               (e)  Promptly after receipt by an indemnified party under this
     Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, at its own expense, to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party to assume the defense of any such action, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently reasonably incurred by such indemnified party in connection with the defense of any such action other than reasonable costs of investigation unless, (i) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, or one or more indemnified parties, in which event the indemnified party shall have the right to select separate counsel (in addition to any local counsel) to assert such legal defenses and to otherwise participate in the defense of such action on behalf and under the control of the indemnified party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or
     (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; then, in any such event, the indemnifying party shall be liable to such indemnified party under this Section 5 for any legal and other expenses subsequently incurred by such indemnified party in connection with the defense of any such action including the reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

               (f) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller, the Depositor (in the case of First Union Corp. as indemnifying party), the Underwriters and MBIA from the offering and sale of the Securities or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller, the Depositor (in the case of First Union Corp. as indemnifying party), the Underwriters and MBIA in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Seller, the Depositor (in the case of First Union Corp. as indemnifying party), the Underwriters and MBIA shall be deemed to be in the same proportion as (i) an amount equal to (x) the aggregate proceeds to the Depositor from the sale of the Securities, plus accrued interest and before deducting expenses, minus (y) the sum of the purchase price paid by the Depositor to the Seller pursuant to Section 2.02 of the Receivables Purchase Agreement (the "Purchase Price") (in the case of First Union Corp. as indemnifying
           --------------
     party) bears to (ii) the total premiums received by MBIA, (iii) the Purchase Price received by the Seller and (iv) the total underwriting discounts to such Underwriter as specified on the cover of the Prospectus Supplement in connection with the offering and sale of the Securities, as the case may be. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller, the Depositor (in the case of First Union Corp. as indemnifying party), MBIA, or each of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute to MBIA hereunder any amount in excess of the amount of the underwriting discount received by it under the Underwriting Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (g) The obligations of First Union Corp. under this Section 5 shall extend, upon the same terms and conditions, to each person, if any, who controls MBIA within the meaning of the Act; and the obligations of the Underwriters under this Section shall extend, upon the same terms and conditions, to each person, if any, who controls MBIA within the meaning of the Act; and the obligations of MBIA under this Section shall extend, upon the same terms and conditions, to each director of the Underwriters, the Seller and of the Depositor, to each officer of the Underwriters, the Seller and the Depositor who has signed the Registration Statement and to each person, if any, who controls the Seller, the Depositor or any Underwriter within the meaning of the Act.

          6.   Representations and Indemnities to Survive.  The agreements,
               ------------------------------------------
representations, warranties, indemnities and other statements of the parties hereto in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 5 hereof shall survive the termination or cancellation of this Agreement.

          7.   Notices. All communications hereunder shall be in writing and
               -------
addressed to the following or to such other address or facsimile as set forth in a written notice delivered by a party to each other party.

                       If to the Depositor:
                       -------------------

                       Pooled Auto Securities Shelf LLC
                       One First Union Center
                       Charlotte, North Carolina 28288
                       Attention:  John Foxgrover
                       Telephone:  (704) 383-8437
                       Facsimile:  (704) 383-1085


                       With a copy to:
                       --------------

                       Bruce Hurwitz, Esq.
                       First Union Corporation
                       Legal Department

                      707 3/rd/ Street
                      West Sacramento, CA  95819
                      Telephone:  (916) 617-2699
                      Facsimile:  (916) 617-2693

                      If to the Seller:
                      ----------------

                      CarMax Auto Superstores, Inc.
                      4900 Cox Road
                      Glen Allen, Virginia 23060
                      Attention: Treasury Department
                      Telephone: (804) 747-0422
                      Facsimile: (804) 287-6819

                      If to First Union Corp.:
                      -----------------------

                      First Union Corporation
                      301 South College Street
                      Charlotte, North Carolina 28288
                      Attention:  John Foxgrover
                      Telephone:  (704) 383-8437
                      Facsimile:  (704) 383-1085

                      If to the Underwriters:
                      ----------------------

                      First Union Securities, Inc.
                      One First Union Center, TW9
                      Charlotte, North Carolina 28288
                      Attention:  John Foxgrover
                      Telephone:  (704) 383-8437
                      Facsimile:  (704) 383-1085


                      If to MBIA:
                      ----------

                      MBIA Insurance Corporation
                      113 King Street
                      Armonk, New York  10504
                      Attention:  Insured Portfolio Management
                                  Structured Finance
                      Telephone:  (914) 273-4545
                      Facsimile:  (914) 765-3810

                      With a copy to:

                      Shaw Pittman
                      1675 Broadway, 24th Floor
                      New York, New York  10019
                      Attention:  Gary D. Roth, Esq.
                      Telephone:  (212) 603-6829
                      Facsimile:  (212) 603-6801

          8.   Miscellaneous. This Agreement is to be governed by, and construed
               -------------
in accordance with, the laws of the State of New York. It shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in Section 5 hereof, and no other person shall have any right or obligation hereunder. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          9.   Counterparts. This Agreement may be executed in counterparts by
               ------------
the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement, all as of the day and year first above mentioned.


MBIA INSURANCE CORPORATION

By:  /s/ Amy R. Gonch
     ------------------------
          Amy R. Gonch
         Assistant Secretary


CARMAX AUTO SUPERSTORES, INC.,
as Seller

By:  /s/ Philip J. Dunn
     ------------------------
          Philip J. Dunn
           Treasurer


POOLED AUTO SECURITIES SHELF LLC
as Depositor

By:  /s/ John A. Foxgrover
     ------------------------
          John A. Foxgrover
           Vice President


FIRST UNION CORPORATION

By:  /s/ Bennett S. Cole
     ------------------------
          Bennett S. Cole
        Senior Vice President


FIRST UNION SECURITIES, INC.

as Representative for the Underwriters

By:  /s/ Eric Murphy
     ------------------------
          Eric Murphy
         Vice President